Exhibit 10.4

Execution Version

UNCONDITIONAL GUARANTY

THIS UNCONDITIONAL GUARANTY (this “Guaranty”) dated as of July 16, 2019 is made by Grizzly Energy, LLC, a Delaware limited liability company (“Parent”), each of the undersigned Subsidiaries of the Parent, whether as an original signatory hereto or as an Additional Guarantor (together with each such Person’s respective heirs, executors, personal representatives, permitted successors and permitted assigns, collectively, “Guarantors” and individually, a “Guarantor”), in favor of Citibank, N.A., as Administrative Agent for the Secured Parties under and as defined in the Credit Agreement referred to below (in such capacity, the “Administrative Agent”), and is executed and delivered pursuant to that certain Term Loan Credit Agreement dated as of July 16, 2019 (as same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Administrative Agent, Citibank, N.A., as Collateral Agent (“Collateral Agent”), the Lenders party thereto, Parent and Grizzly Natural Gas, LLC, a Kentucky limited liability company ( “Borrower”).

WHEREAS, on April 1, 2019 (the “Petition Date”), Parent, Borrower and certain of Parent’s indirect subsidiaries (such subsidiaries, collectively with Parent and Borrower, the “Chapter 11 Debtors”) filed voluntary petitions with the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”) for relief under Chapter 11 of Title 11 of the United States Code and commenced their chapter 11 proceedings (the “Chapter 11 Cases”)

WHEREAS, the Chapter 11 Debtors shall emerge from bankruptcy on the date hereof upon the effectiveness of the Plan of Reorganization (as defined in the Credit Agreement) confirmed by the Bankruptcy Court on July 9, 2019;

WHEREAS, Citibank, N.A. in its capacity as administrative agent for the lenders thereunder (in such capacity, the “Prepetition Administrative Agent”) and as the issuing bank in respect of letters of credit issued thereunder, and other financial institutions named and defined therein as lenders, including Citibank, N.A. in its capacity as a lender (the “Prepetition Lenders” and each a “Prepetition Lender”) entered into that certain Fourth Amended and Restated Credit Agreement dated as of August 1, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time through the Petition Date, the “Prepetition Credit Agreement”). Pursuant to the terms of the Plan of Reorganization, the Prepetition Administrative Agent and the Prepetition Lenders agreed, in settlement of their prepetition claims in accordance with the Plan of Reorganization and on the terms and conditions set forth therein, to enter into the Credit Agreement;

WHEREAS, pursuant to the Plan of Reorganization, concurrently herewith Parent and Borrower shall execute and deliver the Credit Agreement, and as an inducement to the Lenders to enter into the Credit Agreement and to make (or be deemed to make) the loans provided for therein, Guarantors and the Administrative Agent have agreed to guarantee the payment and satisfaction of the Obligations (as defined in the Credit Agreement) as more particularly described herein and to execute and deliver this Guaranty;

WHEREAS, each Guarantor is a Subsidiary or Affiliate of Borrower, and each Guarantor desires that the Lenders and other Secured Parties extend credit and make other financial accommodations to Parent, Borrower and the other Guarantors as contemplated by the Credit Agreement, and each Guarantor will directly or indirectly benefit from such financial accommodations and the use of the loan proceeds provided under the Credit Agreement; and

WHEREAS, each Guarantor, by and through the action of its governing body, has determined that it may reasonably be expected to benefit, directly or indirectly, from such Guarantor’s guarantee of the Obligations pursuant to this Guaranty, all as hereinafter provided.

In consideration of the premises and the mutual covenants and agreements herein contained, the Guarantors hereto agree as follows:

1.            Definitions. Terms used herein which are defined in the Credit Agreement have the meaning provided therefor in the Credit Agreement unless the context hereof otherwise requires or provides.

2.            Guaranty.

(a)          Each Guarantor hereby, jointly and severally, absolutely and unconditionally guarantees, as a guaranty of payment and performance and not merely as a guaranty of collection or as a surety, the prompt payment in full in cash when due, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise, and at all times thereafter, of all Obligations and any and all other existing and future indebtedness and liabilities of every kind, nature and character, direct or indirect, absolute or contingent, liquidated or unliquidated, voluntary or involuntary and whether for principal, interest, premiums, fees, indemnities, damages, costs, expenses or otherwise, of any Loan Party arising under (i) any Loan Document or otherwise with respect to any Loan (including all renewals, extensions, amendments, refinancings and other modifications thereof and all costs, attorneys’ fees and expenses incurred by any holder of the Obligations in connection with the collection or enforcement thereof), and whether recovery upon such Obligations and other indebtedness and liabilities may be or hereafter become unenforceable or shall be an allowed or disallowed claim under any proceeding or case commenced by or against such Guarantor, Borrower or any other Loan Party under any Debtor Relief Laws, and including interest that accrues after the commencement by or against Borrower or any other Loan Party of any proceeding under any Debtor Relief Laws whether or not the claim for such interest is allowed in such proceeding (collectively, the “Guaranteed Obligations”).

(b)          The books and records of the holders of the Obligations showing the amount of the Guaranteed Obligations shall be admissible in evidence in any action or proceeding, and shall be binding upon the Guarantors and conclusive, absent manifest error, for the purpose of establishing the amount of the Guaranteed Obligations at any time. This Guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Guaranteed Obligations or any instrument or agreement evidencing any Guaranteed Obligations, or by the existence, validity, enforceability, perfection, non-perfection or extent of any collateral securing the Guaranteed Obligations, or by any fact or circumstance relating to the Guaranteed Obligations which might otherwise constitute a defense to the obligations of any Guarantor under this Guaranty, and each Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to any or all of the foregoing.

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(c)          Notwithstanding anything contained herein to the contrary, the Guaranteed Obligations of each Guarantor hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the Bankruptcy Code or any comparable provisions of any applicable state law.

3.            Payment. If any of the Guaranteed Obligations are not punctually paid when and as the same shall be due and payable, either by its terms or as a result of the exercise of any power to accelerate, Guarantors shall, immediately on demand and without presentment, protest, notice of protest, notice of nonpayment, notice of intent to accelerate, notice of acceleration or any other notice whatsoever (all of which are expressly waived in accordance with Section 4 hereof), pay the amount due and payable with respect to such Guaranteed Obligations to Administrative Agent, at its office as specified in the Credit Agreement. It is not necessary for Administrative Agent, in order to enforce such payment by Guarantors, first to institute suit or exhaust its remedies against Borrower or any other Person liable for the Obligations or such Guaranteed Obligations, or to enforce its rights against any security given to secure the Obligations or such Guaranteed Obligations. Administrative Agent is not required to mitigate damages or take any other action to reduce, collect or enforce the Guaranteed Obligations. No setoff, counterclaim, reduction or diminution of any obligation, or any defense of any kind which any Guarantor has or may have against Borrower or Administrative Agent, Collateral Agent or any other Secured Party shall be available hereunder to Guarantors. No payment by any Guarantor shall discharge the liability of Guarantors hereunder until the Final Discharge Date.

4.            Agreements and Waivers. Each Guarantor

(a)          agrees to all terms and agreements heretofore or hereafter made by any Loan Party with Administrative Agent, Collateral Agent, the Lenders and/or any other holder of any of the Guaranteed Obligations in respect of the Loan Documents and the Transactions;

(b)          agrees that Administrative Agent and Collateral Agent may without impairing their rights or the obligations of such Guarantor hereunder (i) waive or delay the exercise of any of its rights or remedies against or release Borrower or any other Person, including, without limitation, any other Person who is personally or whose property is liable with respect to the Guaranteed Obligations or any part thereof (Guarantors and any such other Person or Persons are hereafter collectively called the “Sureties” and individually called a “Surety”); (ii) take or accept any other security, collateral or guaranty, or other assurance of the payment of all or any part of the Guaranteed Obligations; (iii) release, surrender, exchange, subordinate or permit or suffer to exist any deterioration, waste, loss or impairment (including without limitation negligent, willful, unreasonable or unjustified impairment) of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Obligations or the liability of such Guarantor or any other Surety; (iv) increase, renew, extend, or modify the terms of any of the Guaranteed Obligations or any instrument or agreement evidencing the same; (v) apply payments by Borrower, any Surety, or any other Person, to any of the Guaranteed Obligations; (vi) bring suit against any one or more Sureties without joining any other Surety or Borrower in such proceeding; (vii) compromise or settle with any one or more Sureties in whole or in part for such consideration or no consideration as Administrative Agent may deem appropriate; or (viii) partially or fully release one or more of any Guarantor or any other Surety from liability hereunder.

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(c)          agrees that the obligations of such Guarantor under this Guaranty shall not be released, diminished, or adversely affected by any of the following, in each case, to the fullest extent permitted by applicable law: (i) the insolvency, bankruptcy, rearrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of Borrower or any Surety; (ii) the invalidity, illegality or unenforceability of all or any part of the Guaranteed Obligations or any document or agreement executed in connection with the Guaranteed Obligations, for any reason, or the fact that any debt included in the Guaranteed Obligations exceeds the amount permitted by law; (iii) the failure of Administrative Agent, any other Secured Party or any other Person to exercise diligence or reasonable care or to act in a commercially reasonable manner in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security; (iv) the fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Guaranteed Obligations is not properly perfected or created, or proves to be unenforceable or subordinate to any other security interest or lien; (v) the fact that Borrower, any other Loan Party or any other Person has any defense to the payment of all or any part of the Guaranteed Obligations; (vi) any payment by Borrower or any Surety to Administrative Agent and/or any other Secured Party is a preference under applicable bankruptcy laws, or for any reason Administrative Agent and/or any other Secured Party is required to refund such payment or pay such amounts to Borrower, any such Surety, or any other Person; (vii) any defenses which Borrower, any other Loan Party or any other Person could assert on the Guaranteed Obligations, including but not limited to failure of consideration, breach of warranty, fraud, payment, accord and satisfaction, strict foreclosure, statute of frauds, bankruptcy, infancy, statute of limitations, lender liability and usury; or (viii) any other action taken or omitted to be taken with respect to the Credit Agreement, the Loan Documents, the Guaranteed Obligations, the security and collateral therefor whether or not such action or omission prejudices such Guarantor or any Surety, or increases the likelihood that such Guarantor will be required to pay the Guaranteed Obligations pursuant to the terms hereof;

(d)          to the fullest extent allowed by applicable law, agrees that such Guarantor is obligated to pay the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action or omission whatsoever, whether or not particularly described herein, except for the occurrence of the Final Discharge Date;

(e)          to the fullest extent allowed by applicable law, waives all rights and remedies now or hereafter accorded by applicable law to guarantors or sureties, including without limitation any defense, right of offset or other claim which such Guarantor may have against Borrower or which Borrower may have against Administrative Agent, Collateral Agent, the Lenders and/or any other Secured Party;

(f)          waives all notices whatsoever with respect to this Guaranty or with respect to the Guaranteed Obligations, including, but without limitation, notice of (i) any Secured Party’s acceptance hereof or its intention to act, or its action, in reliance hereon; (ii) the present existence, future incurring, or any amendment of the provisions of any of the Guaranteed Obligations or any terms or amounts thereof or any change therein or in the rate of interest thereon; (iii) any default by Borrower, any other Loan Party or any other Surety; and (iv) the obtaining, enforcing, or releasing of any guaranty or surety agreement (in addition hereto), pledge, assignment, or other security for any of the Guaranteed Obligations;

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(g)          waives notice of presentment for payment, notice of protest, protest, demand, notice of intent to accelerate, notice of acceleration and notice of nonpayment, protest in relation to any instrument or agreement evidencing any of the Guaranteed Obligations, and any demands and notices required by law, except as such waiver may be expressly prohibited by applicable law, and diligence in bringing suits against any Surety; and

(h)          waives each right to which any of them may be entitled by virtue of applicable law governing or relating to suretyship and guaranties, including, without limitation, any rights under the Uniform Commercial Code as in effect at any time in any applicable jurisdiction, or applicable common law.

5.            Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Guaranty in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 5 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 5, or otherwise under this Guaranty, as it relates to such Loan Party, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 5 shall remain in full force and effect until the Final Discharge Date. Each Qualified ECP Guarantor intends that this Section 5 constitute, and this Section 5 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

6.            Liability. The liability of each Guarantor under this Guaranty is irrevocable, absolute and unconditional, without regard to the liability of any other Person, and shall not in any manner be affected by reason of any action taken or not taken by Administrative Agent, Collateral Agent, the Lenders and/or any other Secured Party, which action or inaction is herein consented and agreed to, nor by the partial or complete unenforceability or invalidity of any other guaranty or surety agreement, pledge, assignment or other security for, or in respect of, any of the Guaranteed Obligations. No delay in making demand on Sureties or any of them for satisfaction of the liability hereunder shall prejudice Administrative Agent’s right to enforce such satisfaction. All of Administrative Agent’s rights and remedies shall be cumulative and any failure of Administrative Agent to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time, and from time to time, thereafter. This is a continuing guaranty of payment, not a guaranty of collection, and this Guaranty shall be binding upon Guarantors regardless of how long before or after the date hereof any of the Guaranteed Obligations were or are incurred.

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7.            Subordination. If Borrower or any other Loan Party is now or hereafter becomes indebted to one or more Guarantors (such indebtedness and all interest thereon is referred to as the “Affiliated Debt”) or otherwise has obligations to one or more Guarantors (together with the Affiliated Debt, the “Grantor Claims”), such Grantor Claims shall be subordinate in all respects to the full payment and performance of the Guaranteed Obligations, and no Guarantor shall be entitled to enforce or receive payment in respect of such Grantor Claims until the occurrence of the Final Discharge Date. Each Guarantor agrees that any liens, mortgages, deeds of trust, security interests, judgment liens, charges or other encumbrances upon any Loan Party’s assets securing the payment of the Grantor Claims shall be and remain subordinate and junior to all liens, security interests, judgment liens, charges or other encumbrances upon Borrower’s and each other Guarantor’s assets securing the payment of the Guaranteed Obligations, and without the prior written consent of Administrative Agent, such Guarantor shall not exercise or enforce any creditor’s rights of any nature against any of Borrower or any other Guarantors to collect the Grantor Claims (other than demand payment therefor). In the event of the receivership, bankruptcy, reorganization, arrangement, debtor’s relief or other insolvency proceedings involving Borrower or any other Guarantor as a debtor, Administrative Agent has the right and authority, either in its own name or as attorney-in-fact for any Guarantor, to file such proof of debt, claim, petition or other documents and to take such other steps as are necessary to prove its rights hereunder and receive directly from the receiver, trustee or other court custodian, payments, distributions or other dividends which would otherwise be payable upon the Grantor Claims. Each Guarantor hereby assigns such payments, distributions and dividends to Administrative Agent, and irrevocably appoints Administrative Agent as its true and lawful attorney-in-fact with authority to make and file in the name of such Guarantor any proof of debt, amendment of proof of debt, claim, petition or other document in such proceedings and to receive payment of any sums becoming distributable on account of the Grantor Claims, and to execute such other documents and to give acquittances therefor and to do and perform all such other acts and things for and on behalf of such Guarantor as may be necessary in the opinion of Administrative Agent in order to have the Grantor Claims allowed in any such proceeding and to receive payments, distributions or dividends of or on account of the Grantor Claims.

8.            No Subrogation, Contribution or Reimbursement. Until the Final Discharge Date, notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Administrative Agent or any other Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any other Secured Party against Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any other Secured Party for the payment of the Guaranteed Obligations, nor shall any Guarantor seek or be entitled to seek any indemnity, exoneration, participation, contribution or reimbursement from Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, and each Guarantor hereby expressly waives, releases and agrees not to exercise any or all such rights of subrogation, reimbursement, indemnity and contribution. Each Guarantor further agrees that to the extent that such waiver and release set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement, indemnity and contribution such Guarantor may have against Borrower or any other Guarantor or against any collateral or security or guarantee or right of offset held by the Administrative Agent or any other Secured Party shall be junior and subordinate to any rights the Administrative Agent and the other Secured Parties may have against Borrower and/or such Guarantor and to all right, title and interest the Administrative Agent and the other Secured Parties may have in such collateral or security or guarantee or right of offset. After the occurrence of an Event of Default and during its continuance, and as set forth in the Credit Agreement and/or any other Loan Document, the Administrative Agent, for the benefit of the Secured Parties, may use, sell or dispose of any item of Collateral or security as it sees fit without regard to any subrogation rights any Guarantor may have, and upon any disposition or sale, any rights of subrogation any Guarantor may have shall terminate.

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9.            Other Indebtedness or Obligations of Guarantors. If any Guarantor is or becomes liable for any indebtedness owed by Borrower to the Lenders by endorsement or otherwise other than under this Guaranty, such liability shall not be affected by this Guaranty, and the rights of Administrative Agent and the holders of the Guaranteed Obligations hereunder shall be cumulative of all other rights that Administrative Agent and the holders of the Guaranteed Obligations may have against such Guarantor. The exercise by Administrative Agent of any right or remedy hereunder or under any other instrument or at law or in equity shall not preclude the concurrent or subsequent exercise of any other instrument or remedy at law or in equity and shall not preclude the concurrent or subsequent exercise of any other right or remedy. Further, without limiting the generality of the foregoing, this Guaranty is given by Guarantors as an additional guaranty to all guaranties heretofore or hereafter executed and delivered to Administrative Agent and/or any other Secured Party by Guarantors in favor of Administrative Agent and/or any other Secured Party relating to the Guaranteed Obligations, and nothing herein shall be deemed to replace or be in lieu of any other of such previous or subsequent guarantees.

10.           Reference to Credit Agreement. Reference is hereby made to the representations, warranties and covenants of the Loan Parties set forth in the Credit Agreement. Each Guarantor (a) reaffirms that each such representation and warranty of the Guarantors in the Credit Agreement and in the other Loan Documents are true and correct in all material respects with respect to such Guarantor on and as of the date hereof (except (i) to the extent such representations and warranties are expressly limited to an earlier date, in which case, they are true and correct in all material respects as of such earlier date, (ii) that the representations and warranties contained in Section 7.04 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 8.01(a) and (b) of the Credit Agreement and (iii) that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates), and (b) agrees to comply with the covenants and agreements of such Loan Party on the terms and provisions set forth therein. If the Credit Agreement shall cease to remain in effect for any reason whatsoever during any period prior to the Final Discharge Date, then the terms, covenants, and agreements set forth therein applicable to the Guarantors shall nevertheless continue in full force and effect as obligations of each Guarantor under this Guaranty.

11.           Reinstatement. The provisions of Section 12.05(b) of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

12.           Right of Setoff. The provisions of Section 12.08 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

13.           Costs and Expenses; Indemnity. The provisions of Section 12.03 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, and each Guarantor hereby agrees to indemnify all Indemnitees to the same extent that Borrower is obliged to indemnify Indemnitees pursuant to Section 12.03(b) of the Credit Agreement.

UNCONDITIONAL GUARANTY	Page 7

14.           Exercising Rights, Etc. No notice to or demand upon any Guarantor in any case shall, of itself, entitle such Guarantor or any other Guarantor to any other or further notice or demand in similar or other circumstances. No delay or omission by Administrative Agent in exercising any power or right hereunder shall impair such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such power preclude other or further exercise thereof, or the exercise of any other right or power hereunder.

15.           Governing Law; Jurisdiction; Waiver of Venue; Consent to Service of Process; Waiver of Jury Trial. The provisions of Sections 12.10, 12.11, 12.12, 12.13 and 12.14 of the Credit Agreement entitled “Governing Law”, “Submission to Jurisdiction”; “Waiver of Venue”, “Service of Process” and “Waiver of Jury Trial”, respectively, are incorporated herein, mutatis mutandis, for all purposes.

16.           Notices. Any notice required or permitted to be given under this Guaranty shall be sent (and deemed received) in the manner and to the addresses set forth in the Credit Agreement.

17.           Benefit; Binding Effect. This Guaranty shall inure to the benefit of Administrative Agent, Collateral Agent, each Lender, each other Secured Party, and their respective successors and assigns, and to any interest in any of the Guaranteed Obligations. All of the obligations of Guarantors arising hereunder shall be jointly and severally binding on each of the Persons signing this Guaranty, and their respective successors, assigns, heirs, executors, administrators and personal representatives (provided, however, that no Guarantor may, without the prior written consent of Administrative Agent in each instance, assign or delegate any of its rights, powers, duties or obligations hereunder, and any attempted assignment or delegation made without Administrative Agent’s prior written consent shall be void ab initio and of no force or effect).

18.           Entirety. The provisions of Section 12.06(b) of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

19.           Multiple Guarantors. It is specifically agreed that Administrative Agent may enforce the provisions hereof with respect to one or more Guarantors without seeking to enforce the same as to all or any other Guarantors. If one or more additional guaranty agreements (“Other Guaranties”) are executed by one or more additional guarantors (“Other Guarantors”), which guarantee, in whole or in part, any of the indebtedness or obligations evidenced by the Loan Documents, it is specifically agreed that Administrative Agent may enforce the provisions of this Guaranty or of the Other Guaranties with respect to one or more of the Guarantors or any one or more of the Other Guarantors under the Other Guaranties without seeking to enforce the provisions of this Guaranty or the Other Guaranties as to all or any of the Guarantors or the Other Guarantors. Each Guarantor hereby waives any requirement of joinder of all or any other Guarantor or all or any of the Other Guarantors in any suit or proceeding to enforce the provisions of this Guaranty or of the Other Guaranties. The liability hereunder of all Guarantors hereunder shall be joint and several.

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20.           Additional Guarantors. From time to time subsequent to the date hereof, additional Persons may become parties hereto as additional Guarantors (each, an “Additional Guarantor”), by executing a Joinder Agreement in the form of Exhibit A hereto and delivering all documentation and other information that the Administrative Agent or any Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA Patriot Act. Upon delivery of any such Joinder Agreement to Administrative Agent, notice of which is hereby waived by each other Guarantor, and acceptance by the Administrative Agent of such Joinder Agreement, each Additional Guarantor shall be a Guarantor and shall be as fully a party hereto as if Additional Guarantor were an original signatory hereto. Each Guarantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Guarantor hereunder, nor by any election of Administrative Agent not to cause any Subsidiary or Affiliate of Borrower to become an Additional Guarantor hereunder. This Guaranty shall be fully effective as to any Guarantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Guarantor hereunder.

21.           Condition of Borrower. Each Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from Borrower, the other Loan Parties and any other Guarantor such information concerning the financial condition, business and operations of Parent, Borrower, the other Loan Parties and any such other Guarantor as such Guarantor requires, and that the Administrative Agent, Collateral Agent, the Lenders and/or any other Secured Party have no duty, and such Guarantor is not relying on the Administrative Agent, Collateral Agent, the Lenders and/or any other Secured Party at any time, to disclose to such Guarantor any information relating to the business, operations or financial condition of Parent, Borrower, the other Loan Parties or any other Guarantor (each Guarantor waiving any duty on the part of the Administrative Agent, Collateral Agent, the Lenders and/or any other Secured Party to disclose such information and any defense relating to the failure to provide the same).

22.           Miscellaneous. No failure by the holders of the Guaranteed Obligations to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy or power hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or in equity. The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision herein. Unless otherwise agreed by the Secured Parties and each Guarantor in writing, this Guaranty is not intended to supersede or otherwise affect any other guaranty now or hereafter given by any Guarantor for the benefit of the Administrative Agent, Collateral Agent, the Lenders and/or any other Secured Parties or any term or provision thereof.

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23.           Severability. If any provision of this Guaranty is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Guaranty shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

24.           Terms Generally; Rules of Construction. Sections 1.04, 1.05, 1.06 and 1.09 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

[The rest of this page is intentionally left blank. The signature pages follow.]

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IN WITNESS WHEREOF, Guarantors, intending to be jointly and severally legally bound hereby, have executed this Guaranty as of the date and year first above written.

GRIZZLY ENERGY, LLC

By:	/s/ Ryan Midgett
Name:	Ryan Midgett
Title:	Chief Financial Officer

GRIZZLY NATURAL GAS, LLC

By:	/s/ Ryan Midgett
Name:	Ryan Midgett
Title:	Chief Financial Officer

GRIZZLY HOLDINGS, LLC

By:	Grizzly Natural Gas, LLC
its Sole Member

	By:	/s/ Ryan Midgett
	Name:	Ryan Midgett
	Title:	Chief Financial Officer

GRIZZLY OPERATING, LLC

By:	Grizzly Natural Gas, LLC
its Sole Member

	By:	/s/ Ryan Midgett
	Name:	Ryan Midgett
	Title:	Chief Financial Officer

[Signature Page to Unconditional Guaranty]

GRIZZLY ACQUISITION PARTNERSHIP, LLC

By:	GRIZZLY UPSTREAM DEVELOPMENT COMPANY, LLC,
its general partner

	By:	/s/ Ryan Midgett
	Name:	Ryan Midgett
	Title:	Chief Financial Officer

GRIZZLY ACQUISITION PARTNERSHIP II, LLC

By:	GRIZZLY UPSTREAM DEVELOPMENT COMPANY II, LLC,
its general partner

	By:	/s/ Ryan Midgett
	Name:	Ryan Midgett
	Title:	Chief Financial Officer

GRIZZLY ENERGY ACQUISITION CO., LLC

By:	/s/ Ryan Midgett
Name:	Ryan Midgett
Title:	Chief Financial Officer

GRIZZLY ENERGY ACQUISITION CO. II, LLC

By:	/s/ Ryan Midgett
Name:	Ryan Midgett
Title:	Chief Financial Officer

[Signature Page to Unconditional Guaranty]

GRIZZLY UPSTREAM DEVELOPMENT COMPANY, LLC

By:	/s/ Ryan Midgett
Name:	Ryan Midgett
Title:	Chief Financial Officer

GRIZZLY UPSTREAM DEVELOPMENT COMPANY II, LLC

By:	/s/ Ryan Midgett
Name:	Ryan Midgett
Title:	Chief Financial Officer

ESCAMBIA ASSET CO. LLC

By:	/s/ Ryan Midgett
Name:	Ryan Midgett
Title:	Chief Financial Officer

ESCAMBIA OPERATING CO. LLC

By:	/s/ Ryan Midgett
Name:	Ryan Midgett
Title:	Chief Financial Officer

[Signature Page to Unconditional Guaranty]

ADMINISTRATIVE AGENT:

CITIBANK, N.A.

By:	/s/ Eamon Baqui
Name:	Eamon Baqui
Title:	Vice President

COLLATERAL AGENT:

CITIBANK, N.A.

By:	/s/ Eamon Baqui
Name:	Eamon Baqui
Title:	Vice President

[Signature Page to Unconditional Guaranty]

EXHIBIT A

Form of Joinder Agreement

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Joinder Agreement”) is entered into as of __________, 201___, by the undersigned (“Additional Guarantor”), in favor of Citibank, N.A., as Administrative Agent for the Secured Parties as defined in the Credit Agreement referred to below (in such capacity, “Administrative Agent”).

WHEREAS, Grizzly Natural Gas, LLC, a Kentucky limited liability company (“Borrower”), Grizzly Energy, LLC, a Delaware limited liability company (“Parent”), Administrative Agent, Collateral Agent and the Lenders party thereto have entered into that certain Term Loan Credit Agreement dated as of July 16, 2019 (as same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), and as an inducement to the Lenders to enter into the Credit Agreement and to make the loans provided for therein, Guarantors have agreed to guarantee the payment and satisfaction of the Obligations (as defined in the Credit Agreement) and to execute and deliver this Guaranty; and

WHEREAS, pursuant to the Credit Agreement, Parent, Borrower and certain Subsidiaries and Affiliates of Borrower entered into that certain Unconditional Guaranty dated as of July 16, 2019 in favor of Administrative Agent (as same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Guaranty”) in order to, among other things, induce the Lenders to enter into and extend credit and other financial considerations to Borrower under the Credit Agreement; and

WHEREAS, Additional Guarantor is a Subsidiary or Affiliate of Parent, and Additional Guarantor desires that the Lenders extend credit and other financial considerations to Borrower as contemplated by the Credit Agreement, and Additional Guarantor will directly or indirectly benefit from the use of the loan proceeds by Borrower for the purposes for which the credit is being extended and other financial considerations provided pursuant to the Credit Agreement; and

WHEREAS, Additional Guarantor, by and through the action of its governing body, has determined that it may reasonably be expected to benefit, directly or indirectly, from guarantying Borrower’s indebtedness and other Obligations under the Credit Agreement, all as provided therein;

ACCORDINGLY, Additional Guarantor hereby agrees with Administrative Agent as follows:

1.          Definitions. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Guaranty.

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2.          Party to Guaranty. Additional Guarantor hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, Additional Guarantor will be deemed to be a party to the Guaranty and a “Guarantor” for all purposes of the Guaranty, and shall have all of the obligations of a Guarantor thereunder as if it had executed the Guaranty. Additional Guarantor hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to Guarantors contained in the Guaranty. Without limiting the generality of the foregoing terms of this Section 2, Additional Guarantor hereby, jointly and severally with the other Guarantors, unconditionally, absolutely and irrevocably guarantees to the Lenders, as provided in the Guaranty, the due and punctual payment at maturity, whether by acceleration or otherwise, and the due fulfillment and performance of the Guaranteed Obligations. Additional Guarantor is jointly and severally liable for the full payment and performance of the Guaranteed Obligations as a primary Guarantor.

3.          Waiver of Acceptance. Additional Guarantor hereby waives acceptance by Administrative Agent and the Lenders of the guaranty by Additional Guarantor under the Guaranty upon the execution of this Joinder Agreement by Additional Guarantor.

4.          Representations and Warranties. Additional Guarantor hereby makes each representation and warranty set forth in the Guaranty with respect to itself.

5.          Counterparts. This Joinder Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

6.          Governing Law; Jurisdiction; Waiver of Venue; Consent to Service of Process; Waiver of Jury Trial. The provisions of Sections 12.10, 12.11, 12.12, 12.13 and 12.14 of the Credit Agreement entitled “Governing Law”, “Submission to Jurisdiction”; “Waiver of Venue”, “Service of Process” and “Waiver of Jury Trial”, respectively, are incorporated herein, mutatis mutandis, for all purposes.

7.          Loan Document. This Joinder Agreement is a Loan Document for all purposes and each reference in any Loan Document to the Guaranty shall mean the Guaranty as supplemented by this Joinder Agreement.

[The remainder of this page is left intentionally blank. The signature pages follow.]

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IN WITNESS WHEREOF, the undersigned Additional Guarantor and Administrative Agent have executed this Joinder Agreement as of the date first above written.

ADDITIONAL GUARANTOR:

By:
Name:
Title:

Address:

Facsimile:

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ADMINISTRATIVE AGENT:

CITIBANK, N.A.

By:
Name:
Title:

Address:

811 Main Street, Suite 4000
Houston, TX 77002
Attention: Mr. Phil Ballard
Facsimile No: 281-271-8970
Telephone: 713-821-4789
Electronic Mail Address: phil.ballard@citi.com

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